EXHIBIT 10.1
                                                                   ------------




                          SECURITIES PURCHASE AGREEMENT


                                  by and among


                            THE PENN TRAFFIC COMPANY

                                       and

                          THE PURCHASERS LISTED HEREIN





                            Dated: December 13, 2007




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                                TABLE OF CONTENTS

                                                                           Page


ARTICLE I DEFINITIONS.........................................................1
         1.1      Definitions.................................................1

ARTICLE II PURCHASE AND SALE OF PREFERRED STOCK...............................5
         2.1      Purchase and Sale of Preferred Stock........................5
         2.2      Use of Proceeds.............................................5
         2.3      Closing.....................................................6

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................6
         3.1      Corporate Existence and Power...............................6
         3.2      Authorization; No Contravention.............................6
         3.3      Governmental Authorization; Third Party Consents............7
         3.4      Binding Effect..............................................7
         3.5      Litigation..................................................7
         3.6      Compliance with Laws........................................7
         3.7      Capitalization..............................................7
         3.8      No Default or Breach; Contractual Obligations...............8
         3.9      Title to Properties and Assets..............................9
         3.10     Reports; Financial Statements...............................9
         3.11     Taxes.......................................................9
         3.12     Private Offering...........................................10
         3.13     Labor Relations............................................10
         3.14     Employee Benefit Plans.....................................10
         3.15     Liabilities................................................11
         3.16     Broker's, Finder's or Similar Fees.........................11
         3.17     Related Party Transactions.................................11
         3.18     Certain Business Practices.................................11
         3.19     Internal Accounting Controls...............................11
         3.20     Disclosure.................................................12

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS..................12
         4.1      Existence and Power........................................12
         4.2      Authorization; No Contravention............................12
         4.3      Governmental Authorization; Third Party Consents...........12
         4.4      Binding Effect.............................................13
         4.5      Purchase for Own Account...................................13
         4.6      Restricted Securities......................................15
         4.7      Transactions in Common Stock...............................15
         4.8      Accredited Investor; Acknowledgement.......................15
         4.9      Broker's, Finder's or Similar Fees.........................15

                                      (i)
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                                                                           Page

ARTICLE V CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO CLOSE............15
         5.1      Certificate of Designations................................16
         5.2      Sale of All of the Preferred Shares........................16
         5.3      Registration Rights Agreement..............................16
         5.4      Lender Consent.............................................16

ARTICLE VI CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CLOSE..............16
         6.1      Payment of Purchase Price..................................16
         6.2      Registration Rights Agreement..............................16

ARTICLE VII INDEMNIFICATION..................................................16
         7.1      Indemnification............................................16
         7.2      Notification...............................................17
         7.3      Contribution...............................................18

ARTICLE VIII COVENANTS.......................................................18
         8.1      Reporting Status...........................................18
         8.2      Securities Laws Disclosure; Publicity......................19
         8.3      Form D and Blue Sky........................................19
         8.4      Reservation of Underlying Common Shares....................20
         8.5      Furnishing of Information..................................20
         8.6      Financial Statements.......................................20

ARTICLE IX MISCELLANEOUS.....................................................21
         9.1      Survival of Representations and Warranties an Covenants....21
         9.2      Notices....................................................21
         9.3      Successors and Assigns; Third Party Beneficiaries..........22
         9.4      Amendment and Waiver.......................................22
         9.5      Counterparts...............................................23
         9.6      Headings...................................................23
         9.7      GOVERNING LAW..............................................23
         9.8      Consent to Jurisdiction....................................23
         9.9      WAIVER OF JURY TRIAL.......................................23
         9.10     Severability...............................................23
         9.11     Rules of Construction......................................24
         9.12     Entire Agreement...........................................24
         9.13     Fees.......................................................24
         9.14     Further Assurances.........................................24
         9.15     Specific Performance.......................................24
         9.16     Acknowledgment.............................................24

                                     (ii)

EXHIBITS
A        Certificate of Designations
B        Registration Rights Agreement

SCHEDULES
I        Purchasers
2.1      Purchased Shares and Purchase Price




                                     (iii)
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                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT, dated as of December 13, 2007 (this "AGREEMENT"), by and among The Penn Traffic Company, a Delaware corporation (the "COMPANY"), and the Purchasers listed on SCHEDULE I hereto (the "PURCHASERS").

         WHEREAS, upon the terms and conditions set forth in this Agreement, the Company proposes to issue and sell to each of the Purchasers the aggregate number of shares, par value $0.01 per share, of Series A Convertible Preferred Stock of the Company (the "PREFERRED STOCK"), set forth opposite such Purchaser's name on SCHEDULE 2.1 hereto, for the aggregate purchase price set forth opposite such Purchaser's name on SCHEDULE 2.1 hereto.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         1.1 DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

         "AFFILIATE" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         "AGREEMENT"   means  this  Agreement  as  the  same  may  be  amended,
supplemented or modified in accordance with the terms hereof.

         "ASSISTANT  SECRETARY"  has the  meaning  set  forth in the  Company's
By-laws.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

         "BY-LAWS" means the Amended and Restated By-laws of the Company in effect on the Closing Date.

         "BUY-IN" has the meaning set forth in Section 4.5 of this Agreement.

         "CERTIFICATE OF DESIGNATIONS" means the Certificate of Designations with respect to the Preferred Stock in the form of EXHIBIT A hereto.

         "CERTIFICATE OF INCORPORATION" means the Second Amended and Restated Certificate of Incorporation of the Company in effect on the Closing Date.

         "CLAIMS" has the meaning set forth in Section 3.5 of this Agreement.

         "CLOSING" has the meaning set forth in Section 2.3 of this Agreement.

         "CLOSING DATE" has the meaning set forth in Section 2.3 of this Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

         "COMMISSION"   means  the  United  States   Securities   and  Exchange
Commission or any similar agency then having jurisdiction to enforce the Securities Act.

         "COMMON STOCK" means the common stock, par value $0.01 per share, of the Company.

         "COMMONLY CONTROLLED ENTITY" means any entity which is under common control with the Company within the meaning of Code Section 414(b), (c), (m),
(o) or (t).

         "COMPANY" has the meaning set forth in the preamble to this Agreement.

         "COMPANY PLANS" means each Plan that the Company and each of its Subsidiaries maintains or to which the Company and each of its Subsidiaries contributes.

         "CONDITION OF THE COMPANY" means the assets, business, properties, operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

         "CONSENT" means the acknowledgment and/or consent of the lenders referred to in Section 5.4.

         "CONTRACTUAL OBLIGATIONS" means, as to any Person, any material agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

         "CREDIT AGREEMENT" has the meaning set forth in Section 2.2 of this Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

         "FINANCIAL STATEMENTS" has the meaning set forth in Section 3.10(b) of this Agreement.

         "GAAP" means United States generally accepted accounting principles in effect from time to time.

         "GOVERNMENTAL AUTHORITY" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "INDEMNIFIED PARTY" has the meaning set forth in Section 7.1(a) of this Agreement.

         "COMPANY" has the meaning set forth in Section 7.1(a) of this Agreement.

         "LEGEND REMOVAL DATE" has the meaning set forth in Section 4.5(b) of this Agreement.

         "LIABILITIES" has the meaning set forth in Section 3.15 of this Agreement.

         "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences).

         "LOSSES" has the meaning set forth in Section 7.1(a) of this Agreement.

         "MATERIAL  CONTRACTUAL  OBLIGATIONS"  has the  meaning  set  forth  in
Section 3.8 of this Agreement.

         "ORDERS" has the meaning set forth in Section 3.2 of this Agreement.

         "PERSON" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

         "PLAN" means any employee benefit plan, arrangement, policy, program, agreement or commitment (whether or not an employee plan within the meaning of section 3(3) of ERISA), including, without limitation, any employment, consulting or deferred compensation agreement, executive compensation, bonus, incentive, pension, profit-sharing, savings, retirement, stock option, stock purchase or severance pay plan, any life, health, disability or accident insurance plan, whether oral or written, whether or not subject to ERISA, as to which the Company or any Commonly Controlled Entity has or in the future could have any direct or indirect, actual or contingent liability.

         "PREFERRED STOCK" has the meaning set forth in the recitals of this Agreement.

         "PURCHASED SHARES" has the meaning set forth in Section 2.1 of this Agreement.

         "PURCHASERS" has the meaning set forth in the preamble to this Agreement.

         "REAL ESTATE  CREDIT  AGREEMENT"  has the meaning set forth in Section
3.3 of this Agreement.

         "REGISTRATION   RIGHTS   AGREEMENT"  means  the  Registration   Rights
Agreement in the form attached hereto as EXHIBIT B.

         "REQUIREMENT OF LAW" means, as to any Person, any law, Environmental Law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

         "REVOLVING CREDIT FACILITY" has the meaning set forth in Section 2.2 of this Agreement.

         "SEC COMPLIANT DATE" means the date after which the Company has become eligible to file a Registration Statement on Form S-1 (including its ability to include or incorporate the financial information required therein).

         "SEC INVESTIGATION" has the meaning set forth in Section 4.8 of this Agreement.

         "SEC REPORTS" has the meaning set forth in Section 3.10(a) of this Agreement.

         "SECRETARY" has the meaning set forth in the Company's By-laws.

         "SECURITIES"  means the  Purchased  Shares and the  Underlying  Common
Shares.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

         "STOCK EQUIVALENTS" means any security or obligation which is by its terms convertible into or exchangeable or exercisable for shares of Common Stock or other capital stock of the Company, and any option, warrant or other subscription or purchase right with respect to common stock or such other capital stock.

         "STOCK OPTION PLAN" means the Company's Incentive Stock Plan.

         "SUBSIDIARIES" means, as of the relevant date of determination, with respect to any Person, a corporation or other Person of which 50% or more of the voting power of the outstanding voting equity securities or 50% or more of the outstanding economic equity interest is held, directly or indirectly, by such Person. Unless otherwise qualified, or the context otherwise requires, all references to a "SUBSIDIARY" or to "SUBSIDIARIES" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

         "TAXES" means any federal, state, provincial, county, local, foreign and other taxes (including, without limitation, income, profits, windfall profits, alternative, minimum, accumulated earnings, personal holding company, capital stock, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto, and including expenses associated with contesting any proposed adjustments related to any of the foregoing.

         "TRANSACTION DOCUMENTS" means, collectively, this Agreement, the Registration Rights Agreement and the Certificate of Designations.

         "UNDERLYING COMMON SHARES" means the shares of Common Stock issuable upon conversion of the Purchased Shares.

                                  ARTICLE II

                      PURCHASE AND SALE OF PREFERRED STOCK

         2.1 PURCHASE AND SALE OF PREFERRED STOCK. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, agrees to purchase from the Company, on the Closing Date, the aggregate number of shares of
Preferred Stock set forth opposite such Purchaser's name on SCHEDULE 2.1 hereto, for the aggregate purchase price set forth opposite such Purchaser's name on SCHEDULE 2.1 hereto (all of the shares of Preferred Stock being purchased pursuant to this Section 2.1 being referred to herein as the "PURCHASED SHARES").

         2.2 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Purchased Shares to repay outstanding amounts under the Company's revolving credit facility (the "REVOLVING CREDIT FACILITY") which is governed by the Credit Agreement, dated as of April 13, 2005 among the Company, certain Subsidiaries of the Company, the lenders signatory thereto, General Electric Capital Corporation, JPMorgan Chase Bank, N.A., The Cit Group/Business Credit; and GECC Capital Markets Group, Inc., as amended (the "CREDIT AGREEMENT"), and pending such application, such proceeds may be held in the Diversion Account (as defined in the Credit Agreement) in accordance with the terms of the Credit

Agreement or in a separate account to be maintained by the Company in accordance with the Consent.

         2.3 CLOSING. The closing of the sale and purchase of the Purchased Shares (the "CLOSING") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, at 10:00 a.m., local time, on the date hereof, or at such other time, place and date that the Company and the Purchasers may agree in writing (the "CLOSING DATE"). On the Closing Date, (a) the Company shall deliver to each of the Purchasers a certificate or certificates in definitive form and registered in the name of each such Purchaser, representing the Purchased Shares, and (b) each Purchaser will pay the aggregate purchase price for its Purchased Shares by wire transfer of immediately available funds.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each of the Purchasers on and as of the date hereof as follows:

         3.1 CORPORATE EXISTENCE AND POWER. The Company and each of its Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is proposed to be, engaged; and (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the Condition of the Company. The Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents.

         3.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby: (a)have been duly authorized by all necessary corporate action of the Company; (b) upon the filing of the Certificate of Designations, will not contravene the terms of the Certificate of Incorporation or the By-laws or the organizational documents of any of the Subsidiaries; upon the filing of the Certificate of Designations, and will not violate, conflict with or result in any breach, default or contravention of (or with due notice or lapse of time or both would result in any breach, default or contravention of), or the creation of any Lien under, any Contractual Obligation of the Company or any of its Subsidiaries or any Requirement of Law applicable to the Company or any of its Subsidiaries; and
(d) upon the filing of the Certificate of Designations, and will not violate any material judgment, injunction, writ, award, decree or order of any nature (collectively, "ORDERS") of any Governmental Authority against, or binding upon, the Company or any of its Subsidiaries.

         3.3 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. Except for the filing of the Certificate of Designations, no material approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Purchased Shares) by, or enforcement against, the Company of this Agreement and the other Transaction Documents or the transactions contemplated hereby and thereby. The Company is not required under the terms of the Credit Agreement, dated as of April 13, 2005, among the Company, certain subsidiaries of the Company, the lenders signatory thereto and Kimco Capital Corp. (the "REAL ESTATE CREDIT AGREEMENT") to use the proceeds from the sale of the Preferred Shares hereunder to repay amounts owed under the Real Estate Credit Agreement, after giving effect to the SREF Intercreditor Agreement (as defined therein) and the Consent.

         3.4 BINDING EFFECT. This Agreement and each of the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

         3.5 LITIGATION. Except as disclosed in the SEC Reports, and except as would not be reasonably expected to have a material adverse effect on the Condition of the Company, there are no actions, suits, proceedings, claims or investigations (collectively, "CLAIMS") pending or, to the Knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries. No Order has been issued by any court or other Governmental Authority against the Company or any of its Subsidiaries purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any of the other Transaction Documents.

         3.6 COMPLIANCE WITH LAWS. The Company and each of its Subsidiaries is in compliance with all Requirements of Law and all Orders issued by any court or Governmental Authority against the Company and each of its Subsidiaries, except as would not be reasonably expected to have a material adverse effect on the Condition of the Company.

         3.7      CAPITALIZATION.

         (a) On the Closing Date, after giving effect to the transactions contemplated by this Agreement, the authorized capital stock of the Company consists of (i) 15,000,000 shares of Common Stock, of which 8,306,755 shares are issued and outstanding and (ii) 1,000,000 shares of Preferred Stock, of which the number of shares constituting the Purchased Shares are issued and outstanding. As of the date of this

Agreement, the aggregate number of options to purchase shares of Common Stock which may be issued under the Stock Option Plan is 902,268, none of which are outstanding. Under the Company's phantom stock plan, the recipients are only entitled to receive a cash payment upon settlement determined by reference to either a notional number of shares of Common Stock or the appreciation in value of a notional number of shares of Common Stock, but are not entitled to receive capital stock of the Company pursuant to such plan. There are no options, warrants, conversion privileges, subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire (i) any authorized but unissued, unauthorized or treasury shares of the Company's capital stock, (ii) any Stock Equivalents or (iii) any other securities of the Company and there are no commitments, contracts, agreements, arrangements or understandings by the Company to issue any shares of the Company's capital stock or any Stock Equivalents or other securities of the Company.

        (b) All of the shares of capital stock of the Company's Subsidiaries owned by it are duly authorized, validly issued, fully paid and non-assessable. There are no options, warrants, conversion privileges, subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued, unauthorized or treasury shares of capital stock or other securities of, or any proprietary interest in, any of the Subsidiaries, and there is no outstanding security of any kind convertible into or exchangeable for such shares or proprietary interest.

         (c) The Purchased Shares are duly authorized, and when issued and sold to the Purchasers after payment therefor, will be validly issued, fully paid and non-assessable, and will be free and clear of all Liens. The Underlying Common Shares have been duly reserved for issuance upon conversion of the Preferred Shares and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock and will be free and clear of all Liens. Neither the issuance, sale or delivery of the Purchased Shares nor the issuance or delivery of the Underlying Common Shares is subject to any preemptive or other purchase right of the Company's stockholders or to any right of first refusal or other right in favor of any Person. The consummation of the transactions contemplated hereunder will not result in any anti-dilution adjustment or other similar adjustment to any of the Company's outstanding securities. Any Person with any right to purchase securities of the Company, which would be triggered as a result of the transactions contemplated under this Agreement, has waived such rights.

         3.8 NO DEFAULT OR BREACH; CONTRACTUAL OBLIGATIONS. All of the Contractual Obligations filed as exhibits or described in the SEC Reports or which are otherwise material to the Condition of the Company (collectively, the "MATERIAL CONTRACTUAL OBLIGATIONS") are valid, subsisting, in full force and effect and binding upon the Company or its Subsidiaries, as the case may be. Neither the Company nor any of its Subsidiaries has received notice of a default or is in default under, or with respect to, any Material Contractual Obligation nor does any condition exist that with notice or lapse of time or both would constitute a default thereunder. No other party to any such Material Contractual Obligation is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default by such other party thereunder.

         3.9 TITLE TO PROPERTIES AND ASSETS. Except as could not reasonably be expected to have a material adverse effect on the Condition of the Company, the Company and each of its Subsidiaries holds interests as lessee under leases in full force and effect in, all real property used in connection with its business or otherwise owned or leased by it. Except as could not reasonably be expected to have a material adverse effect on the Condition of the Company, the Company and each of its Subsidiaries owns and has good, valid, and marketable title to all of its properties and assets used in its business and reflected as owned on the Financial Statements or so described in any Schedule hereto, in each case free and clear of all Liens, except for Liens specifically described on the notes to the Financial Statements.

         3.10     REPORTS; FINANCIAL STATEMENTS.

         (a) Except as described in Section 3.10(c) and except as described in each such filing, as of the respective dates of their filing with the Commission, all reports, registration statements and other filings, together with any amendments thereto, filed by the Company with the Commission since January 1, 2007 (the "SEC REPORTS"), complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations of the Commission promulgated thereunder. The SEC Reports did not at the time they were filed with the Commission contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) The audited consolidated financial statements of the Company and its Subsidiaries (balance sheet and statements of operations, cash flow and stockholders' equity, together with the notes thereto) for the fiscal year ended February 3, 2007, which contains the report of Eisner LP (the "FINANCIAL STATEMENTS") set forth in the SEC Reports are complete and correct in all material respects and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and with each other, except as described in Section 3.10(c). The Financial Statements fairly present in all material respects the financial condition, operating results and cash flows of the Company and its Subsidiaries as of the respective dates and for the respective periods indicated in accordance with GAAP.

         (c) The SEC Reports do not (i) contain all of the historical financial information required to be included therein or (ii) constitute all of the reports required to be filed by the Company under the Exchange Act.

         3.11 TAXES. Except as would not be reasonably expected to have a material adverse effect on the Condition of the Company, (a) the Company and each of its Subsidiaries has paid all Taxes which have come due and are required to be paid by it through the date hereof, and all deficiencies or other additions to Tax, interest and penalties owed by it in connection with any such Taxes, other than Taxes being disputed by the Company and each of its Subsidiaries in good faith for which adequate reserves have been made in accordance with GAAP; (b) the Company and each of its Subsidiaries has timely filed or caused to be filed all returns for Taxes that it is required to file on and through the date hereof (including all applicable extensions), and all such Tax returns are accurate and complete in all material respects; (c) with respect to all Tax returns of the Company and each of its Subsidiaries, (i) to the knowledge of the Company, there is no material unassessed Tax deficiency proposed or, to the knowledge of the Company or any of its Subsidiaries, threatened against the Company or any of its Subsidiaries and (ii) no audit is in progress with respect to any return for Taxes, no extension of time is in force with respect to any date on which any return for Taxes was or is to be filed and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax; (d) all provisions for Tax liabilities of the Company and each of its Subsidiaries with respect to the Financial Statements have been made in accordance with GAAP consistently applied; and (e) there are no Liens for Taxes on the assets of either the Company or any of its Subsidiaries.

         3.12 PRIVATE OFFERING. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Purchased Shares. No registration of the Purchased Shares, pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, will be required by the offer, sale or issuance of the Purchased Shares. The Company agrees that neither it, nor anyone acting on its behalf, shall offer to sell the Purchased Shares or any other securities of the Company so as to require the registration of the Purchased Shares pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless such Purchased Shares or other securities are so registered.

         3.13 LABOR RELATIONS. Except as would not reasonably be expected to have a material adverse effect on the Condition of the Company, (a) neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice and (b) there is no strike, labor dispute, slowdown or stoppage pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries.

         3.14     EMPLOYEE BENEFIT PLANS.

         (a) The SEC Reports disclose or describe each Company Plan that the Company and each of its Subsidiaries maintains or to which the Company and each of its Subsidiaries contributes (the "COMPANY PLANS"). The Company and each of its Subsidiaries has no liability under any Plans other than the Company Plans. Except as disclosed in the SEC Reports, neither the Company, its Subsidiaries nor any Commonly Controlled Entity maintains or contributes to, or has within the preceding six years maintained or contributed to, or may have any liability with respect to any Plan subject to Title IV of ERISA or Section 412 of the Code or any "multiple employer plan" within the meaning of the Code or ERISA. Each Company Plan (and related trust, insurance contract or fund) has been established and administered in all material respects in accordance with its terms, and complies in form and in operation in all material respects with the applicable requirements of ERISA and the Code and other applicable Requirements of Law.

         (b) No material Claim with respect to the administration or the investment of the assets of any Company Plan (other than routine claims for benefits) is pending.

         (c)      Each  Company  Plan that is  intended to be  qualified  under
Section 401(a) of the Code is so qualified and has been so qualified during the period since its adoption; and each trust created under any such Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation.

         (d) The consummation of the transactions contemplated by this Agreement will not accelerate the time of the payment or vesting of, or increase the amount of, compensation due to any employee or former employee whether or not such payment would constitute an "excess parachute payment" under section 280G of the Code.

         3.15 LIABILITIES. The Company and each of its Subsidiaries do not have any direct or indirect material obligation or liability (the "LIABILITIES") other than (a) Liabilities fully and adequately reflected or reserved against on the Financial Statements, (b) Liabilities incurred since February 3, 2007 in the ordinary course of business and (c) Liabilities that would not reasonably be expected to have a material adverse effect on the Condition of the Company.

         3.16 BROKER'S, FINDER'S OR SIMILAR FEES. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries or any action taken by any such Person.

         3.17 RELATED PARTY TRANSACTIONS. There are no business relationships or related-party transactions involving the Company or any Subsidiary or any other person which would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act.

         3.18 CERTAIN BUSINESS PRACTICES. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, or (iii) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

         3.19 INTERNAL ACCOUNTING CONTROLS. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         3.20 DISCLOSURE. Neither this Agreement, any Schedule or Exhibit to this Agreement, nor any other statements, documents or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not misleading in light of the circumstances under which such statements were made. None of the statements, documents, certificates or other items prepared or supplied by the Company or any Subsidiary with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which such statements were made.

                                  ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each of the Purchasers hereby represents and warrants, severally and not jointly, to the Company as follows:

         4.1 EXISTENCE AND POWER. Such Purchaser (a) is a limited partnership, company with limited liability or limited liability company, as the case may be, duly organized and validly existing under the laws of the jurisdiction of its formation or incorporation and (b) has the requisite corporate, partnership, limited company or limited liability company, as the case may be, power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents.

         4.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by such Purchaser of this Agreement and each of the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, (a) have been duly authorized by all necessary corporate, partnership, limited company or limited liability company, as the case may be, action, (b) do not contravene the terms of such Purchaser's organizational documents, or any amendment thereof, and (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any material Contractual Obligation of such Purchaser or any Requirement of Law applicable to such Purchaser and (d) do not violate any material Orders of any Governmental Authority against, or binding upon, such Purchaser.

         4.3 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the purchase of the

Purchased Shares) by, or enforcement against, such Purchaser of this Agreement and each of the other Transaction Documents to which it is a party or the transactions contemplated hereby and thereby other than such filings required to be made after the Closing under applicable federal and state securities laws.

         4.4 BINDING EFFECT. This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligations of such Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

         4.5      PURCHASE FOR OWN ACCOUNT.

         (a) The Purchased Shares to be acquired by such Purchaser pursuant to this Agreement are being acquired for its own account for investment only, and not with a view to, or for sale in connection with, any distribution of such Purchased Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, any state of the United States or any foreign jurisdiction. Such Purchaser understands and agrees that such Purchased Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; and that the Purchased Shares cannot be sold, transferred or otherwise disposed of except in compliance with the Securities Act and applicable state and foreign securities laws, as then in effect. Such Purchaser agrees to the imprinting of a legend on certificates representing all of its Purchased Shares to the following effect:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN JURISDICTION. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

         (b) Certificates evidencing the Purchased Shares and the Underlying Common Shares shall not contain any legend (including the legend set forth in this Section 4.5), (a) while a registration statement covering the resale of such security is effective under the Securities Act, (b) following any sale of such Purchased Shares or Underlying Common Shares pursuant to Rule 144, (c) if such Purchased Shares or Underlying Common Shares are eligible for sale under Rule 144 and the holder of the Purchased Shares delivers to the Company a certificate stating that such holder is not an Affiliate of the Company or (d) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company agrees that following the effective date of registration statement covering the resale of the Underlying Common Shares or at such time as such legend is no longer required under this Section 4.5, it will, no later than one trading day following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Purchased Shares or Underlying Common Shares issued with a restrictive legend (such date, the "LEGEND REMOVAL DATE"), deliver or cause to be delivered to such Purchaser a certificate representing such Purchased Shares or Underlying Common Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. The Company shall request its counsel to issue a legal opinion to the Company's transfer agent if required by the Company's transfer agent to effect the removal of the legend in accordance herewith.

         (c) In addition to any other rights available to such Purchaser, if the Company fails to cause its transfer agent to transmit to the Purchaser a certificate or certificates free of restrictive legends by the Legend Removal Date, and if after such date the Purchaser is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of Purchased Shares or Underlying Common Shares (a "BUY-IN"), then the Company shall pay in cash to the Purchaser the amount by which (x) the Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of
Underlying Common Shares that the Company was required to deliver to the Purchaser free of legends, times (B) the price at which the sell order giving rise to such purchase obligation was executed. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Purchaser's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates free from restrictive legends as required pursuant to the terms hereof.

         (d) The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Purchased Shares or Underlying Common Shares of such Purchaser to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Purchased Shares or Underlying Common Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Purchased Shares or Underlying Common Shares may reasonably request in connection with a pledge or transfer of the Purchased Shares or Underlying Common Shares, including, if the Purchased Shares or Underlying Common Shares are subject to registration pursuant to this Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

         4.6 RESTRICTED SECURITIES. Such Purchaser understands that the Purchased Shares will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act and the so-called "Section 4(1)(1/2) exception" and that the reliance of the Company on such exemption is predicated in part on such Purchaser's representations set forth herein.

         4.7 TRANSACTIONS IN COMMON STOCK. During the 20 days prior to the date of this Agreement, no Purchaser has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the Exchange
Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or otherwise sought to hedge its position in the Preferred Stock or Common Stock.

         4.8 ACCREDITED INVESTOR; ACKNOWLEDGEMENT. Such Purchaser is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect. Such Purchaser is a sophisticated investor, has had the opportunity to ask questions of and seek information from the Company, and is fully aware of the Company's financial condition. Such Purchaser (A) acknowledges that (i) the Company has not filed all of its required reports under the Exchange Act, (ii) the Staff of the Commission is currently conducting an investigation into the Company and its accounting practices as described in the SEC Reports (the "SEC INVESTIGATION"), (iii) the SEC Reports do not contain all of the historical financial information and other disclosure required to be included therein and (iv) is aware of the matters enumerated on SCHEDULE 4.8 provided to the Purchaser on the date hereof and (B) notwithstanding the foregoing, is nonetheless willing to purchase the Purchased Shares.

         4.9 BROKER'S, FINDER'S OR SIMILAR FEES. There are no brokerage commissions, finder's fees or similar fees or commissions payable by such Purchaser in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with such Purchaser or any action taken by such Purchaser.

                                   ARTICLE V

                          CONDITIONS TO THE OBLIGATION
                           OF THE PURCHASERS TO CLOSE

         The obligation of the Purchasers to purchase the Purchased Shares, to pay the purchase price therefor at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Purchasers of the following conditions on or before the Closing Date.

         5.1 CERTIFICATE OF DESIGNATIONS. The Certificate of Designations shall have been filed with and accepted by the Secretary of State of the State of Delaware.

         5.2 SALE OF ALL OF THE PREFERRED SHARES. The Company shall have contemporaneously consummated the sale of the Purchased Shares to all of the Purchasers under this Agreement pursuant to the terms of this Agreement and the number of Purchased Shares equals the proceeds of $10,000,000.

         5.3 REGISTRATION RIGHTS AGREEMENT. The Company shall have duly executed and delivered the Registration Rights Agreement.

         5.4 LENDER CONSENT. The Company shall have provided the Purchasers with an acknowledgment and/or consent, in a form which is reasonably acceptable to the Purchasers, from the required lenders under each of the Credit Agreement and the Real Estate Credit Agreement with respect to the transactions contemplated hereby.

                                   ARTICLE VI

                          CONDITIONS TO THE OBLIGATION
                             OF THE COMPANY TO CLOSE

         The obligation of the Company to issue and sell the Purchased Shares and the obligations of the Company to perform its other obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Company of the following conditions on or before the Closing Date:

         6.1 PAYMENT OF PURCHASE PRICE. Each Purchaser shall be prepared to pay the aggregate purchase price for the Purchased Shares to be purchased by such Purchaser.

         6.2 REGISTRATION RIGHTS AGREEMENT. Each Purchaser shall have duly executed and delivered the Registration Rights Agreement.

                                  ARTICLE VII

                                INDEMNIFICATION

         7.1      INDEMNIFICATION

         (a) The Company agrees to indemnify, defend and hold harmless each of the Purchasers and its Affiliates and their respective officers, managers, directors, agents, employees, subsidiaries, partners, members and controlling persons (each, an "INDEMNIFIED Party") to the fullest extent permitted by law from and against any and all losses, claims, or written threats thereof (including, without limitation, any claim by a third party), damages, expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Company and the Indemnified Party or between the Indemnified Party and any third party or otherwise in the manner described in Section 7.2 below) or other liabilities (collectively, "LOSSES") resulting from or arising out of any breach of any representation or warranty, covenant or agreement by the Company in this Agreement (without regard to any knowledge, material adverse effect or materiality qualifications); PROVIDED, HOWEVER, that the Company shall be required to indemnify, defend and hold harmless each Indemnified Party with respect to Losses only to the extent that, with respect to the Indemnified Parties related to each Purchaser, as a group, the aggregate amount of such Losses of such group exceeds $10,000.

         (b) Absent fraud or willful or intentional misconduct, the indemnification provided by the Company pursuant to Section 7.1(a) for breaches of any representation or warranty by the Company of this Agreement shall be the sole and exclusive remedy for any Losses.

         (c) In connection with the obligation of the Company to indemnify for expenses as set forth in clause (a) of this Section 7.1, the Company shall, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Company and the Indemnified Party or between the Indemnified Party and any third party) as they are incurred by such Indemnified Party; PROVIDED, HOWEVER, that if such expenses arise out of any action, investigation or other proceeding commenced by an Indemnified Party (other than as a result of any action, claim or written threat by a third party against the Indemnified Party), the Company shall reimburse such Indemnified Party for all such expenses only (x) after the final resolution or disposition of such action, investigation or other proceeding and (y) if such Indemnified Party prevails in such action, investigation or other proceeding; and PROVIDED, FURTHER that if an Indemnified Party is reimbursed under this Article VII for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that such expenses resulted or arose solely from the breach by such Indemnified Party of any representation, warranty, covenant or other agreement of such Indemnified Party contained in this Agreement or the gross negligence, recklessness, willful or intentional misconduct of the Indemnified Party.

         7.2 NOTIFICATION. Each Indemnified Party under this Article VII shall, promptly after the receipt of notice of the commencement of any claim against such Indemnified Party in respect of which indemnity may be sought from the Company under this Article VII, notify the Company in writing of the commencement thereof. The omission of any Indemnified Party to so notify the Company of any such action shall not relieve the Company from any liability which it may have to such Indemnified Party under this Article VII unless, and only to the extent that, such omission results in such Company's material prejudice or forfeiture of substantive rights or defenses. In case any such claim shall be brought against any Indemnified Party, and it shall notify the Company of the commencement thereof, the Company shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense.

Notwithstanding the foregoing, in any claim in which both the Company, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel and to control its own defense of such claim if, in the reasonable opinion of counsel to such Indemnified Party, either (x) one or more defenses are available to the Indemnified Party that are not available to the Company or (y) a conflict or potential conflict exists between the Company, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable; PROVIDED, HOWEVER, that (i) the Company shall not be liable for the fees and expenses of more than one counsel to all Indemnified Parties, (ii) in any action between the Company and the Indemnified Parties, the Company shall reimburse the Indemnified Parties for such fees and expenses only (x) after the final resolution or disposition of such action and
(y) if the Indemnified Party prevails in such action and (iii) in any action between the Indemnified Parties and any third party, the Company shall reimburse the Indemnified Parties for such fees and expenses as such fees and expenses are incurred. The Company agree that they will not, without the prior written consent of the Purchasers, settle, compromise or consent to the entry of any judgment in any pending or threatened claim relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising or that may arise out of such claim.

         7.3      CONTRIBUTION.  If the  indemnification  provided  for in this
Article VII from the Company is unavailable to an Indemnified Party hereunder in respect of any Losses for which the Company would otherwise be required to indemnify the Indemnified Party under this Article VII, then the Company, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company and Indemnified Party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative faults of the Company and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Company or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                                  ARTICLE VIII

                                   COVENANTS

         8.1 REPORTING STATUS. Following the SEC Compliant Date, as long as any Purchaser owns Purchased Shares or Underlying Common Shares, the Company agrees to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Subject to SCHEDULE 4.8, following the SEC Compliant Date, the Company shall use its reasonable best efforts not to terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination. If such termination shall occur, the Company shall use its reasonable best efforts to take such actions as shall be required to cause the Company to promptly become required to file reports under the Exchange Act. Subject to Section 4.8, the Company shall use its reasonable best efforts take such further action as the Purchasers may reasonably request, all to the extent required to enable the Purchasers to sell the Purchased Shares or Underlying Common Shares pursuant to and in accordance with Rule 144. Subject to Section 4.8, such action shall include, but not be limited to, making available adequate current public information meeting the requirements of paragraph (c) of Rule 144.

         8.2 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, promptly following the occurrence of the Closing, issue a press release substantially in the form approved by the Purchasers. On the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission (the "8-K FILING") describing the terms of the transactions contemplated by the Transaction Documents substantially in the form approved by the Purchasers and including as exhibits to such Current Report on Form 8-K the Transaction Documents, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers promptly after filing. Except as set forth in the previous sentence, neither of the Company, nor the Purchasers will issue any press release or make any public statements with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other parties hereto, except to the extent such party reasonably believes such press release or public statement is required by applicable law or stock market regulations in which case the disclosing party shall promptly provide the other party with reasonable prior notice of such public statement, filing or other communication and an opportunity to review and comment on such public statement, filing or other communication. The Company shall not, and shall cause each of its respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company from and after the issuance of the above referenced press release without the express written consent of such Purchaser; PROVIDED, that the foregoing shall not apply with respect to any Purchaser that has a representative on the Company's Board of Directors. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any press release without the prior written consent of such Purchaser.

         8.3 FORM D AND BLUE SKY. The Company agrees to file a Form D with respect to the Purchased Shares as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Purchased Shares for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Purchased Shares required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

         8.4 RESERVATION OF UNDERLYING COMMON SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Purchased Shares and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Purchased Shares from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Purchased Shares or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or governmental or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Purchased Shares.

         8.5 FURNISHING OF INFORMATION. The Company will use commercially reasonable efforts to cause the financial statements of the Company included in any documents filed with the Commission (i) to be prepared in accordance with accounting principles generally accepted in the United States, consistently applied (except (x) as may be otherwise indicated in such financial statements or the notes thereto, or (y) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may otherwise conform to the Commission's rules and instructions for Reports on Form 10-Q), and (ii) to fairly present in all material respects the consolidated financial position of the Company and consolidated results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

         8.6 FINANCIAL STATEMENTS. From and after the date hereof, the Company shall (x) file with the Commission (if such filing would be accepted by the Commission, whether or not the Company is required to make such filing) and
(y) if such filing would not be accepted by the Commission, post on the Company's website and deliver to each holder of the Purchased Shares the following financial statements:

         (a) Within 100 days after the end of the Company's fiscal year, a balance sheet and statements of operations, stockholders equity and cash flows of the Company and its Subsidiaries consolidated as of the end of and for such fiscal year, accompanied by an audit report of an independent certified public accounting firm and all other information (excluding statements of operation and cash flows for the 2005 fiscal year and periods prior to April 15, 2005 and Managements Discussion and Analysis information with respect to such year and period and any financial information with respect to prior years) that would be required to be included in an Annual Report on Form 10-K filed by the Company with the Commission.

         (b) Within 45 days after the end of each quarter, other than the fourth fiscal quarter, an unaudited balance sheet and statements of operations, stockholders equity and cash flows of the Company and its Subsidiaries consolidated as of the end of and for such fiscal quarter and, after the SEC Compliant Date, all other information that would be required to be included in a Quarterly Report on Form 10-Q filed by the Company with the Commission.

         (c) Within the time periods required by the Commission for filing Current Reports on Form 8-K, all required Current Reports on Form 8-K that would be required to be filed by the Company if it were required to file reports on Form 8-K, which reports shall include all information and exhibits required to be included in the Current Report on Form 8-K.

         The financial statements shall be prepared in accordance with accounting principles generally accepted in the United States, consistently applied (except as may be otherwise indicated in such financial statements or the notes thereto, or in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements and fairly present in all material respects the consolidated financial position of the Company and consolidated results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).


                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES AN COVENANTS. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement until December 10, 2008, except for Sections 3.1, 3.2, 3.4, 3.7, 3.12, 4.1, 4.2, 4.4, 4.5 and 4.8, which shall survive indefinitely. All of the covenants contained herein shall survive the execution and delivery of this Agreement indefinitely, unless such covenants expire by their terms.

         9.2 NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

         if to the Company:

         The Penn Traffic Company
         1200 State Fair Boulevard
         Syracuse, NY 13221
         Telecopy:  315-461-2645
         Attention:

         with a copy to:

         Paul, Weiss, Rifkind, Wharton & Garrison LLP
         1285 Avenue of the Americas
         New York, NY  10019

         Telecopy:  (212) 757-3990
         Attention:  Douglas A. Cifu, Esq.

         if to the Purchasers, at its addresses on the signature pages hereof:

         All such notices, demands and other communications shall be deemed to have been duly given (i) when delivered by hand, if personally delivered; (ii) one Business Day after being sent, if sent via a reputable nationwide overnight courier service guaranteeing next business day delivery; (iii) five Business Days after being sent, if sent by registered or certified mail, return receipt requested, postage prepaid; and (iv) when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section
9.2 designate another address or Person for receipt of notices hereunder. Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party to whom it is given.

         9.3 SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws and the terms and conditions thereof, the Purchasers may assign any of their rights under this Agreement or the other Transaction Documents to any of their respective Affiliates or to one or more transferees or assignees of such Purchased Shares. Except as provided in Article VII with respect to Indemnified Parties (who are third party beneficiaries of this Agreement), no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

         9.4      AMENDMENT AND WAIVER.

         (a) No failure or delay on the part of the Company or the Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Purchasers from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and the Purchasers, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         9.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         9.6 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         9.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

         9.8 CONSENT TO JURISDICTION. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's address set forth on the signature pages hereof shall be effective service of process for any claim, action or proceeding with respect to any matters to which it has submitted to jurisdiction in this Section 9.8 or otherwise. As an alternative method of service, each such party also irrevocably consents to the service of any and all process in any manner permitted by or under the laws of the State of New York.

         9.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING DIRECTLY OR INDIRECTLY
ARISING OUT OF, OR RELATING TO, ANY TRANSACTION DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) OR ANY COUNTERCLAIM RELATED THERETO. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.9.

         9.10 SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

         9.11 RULES OF CONSTRUCTION. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

         9.12 ENTIRE AGREEMENT. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

         9.13 FEES. Upon the Closing, the Company shall reimburse each of the Purchasers for their fees, disbursements and other charges of counsel incurred in connection with the transactions contemplated by this Agreement.

         9.14 FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

         9.15 SPECIFIC PERFORMANCE. The Company acknowledges and agrees that the Purchasers would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the Purchasers will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any state or federal court sitting in the State of New York, having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.

         9.16 ACKNOWLEDGMENT. The Company hereby acknowledges and agrees that it shall not have any recourse for any payment or indemnification obligation under this Agreement or the Registration Rights Agreement, or for any claim based on this Agreement or the Registration Rights Agreement, or otherwise in respect of this Agreement Registration Rights Agreement, to or against any Purchaser's investment manager or any incorporator, subscriber, promoter, stockholder, partner, member, director, officer or employee, past, present or future, as such, of the Purchaser or its investment manager or any other entity for whom such investment manager acts as manager or investment manager, or any predecessor or successor thereof, and its recourse shall be limited solely to the Purchasers.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Securities Purchase Agreement on the date first written above.

                                         THE PENN TRAFFIC COMPANY


                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                         Address for notices:

                                              The Penn Traffic Company
                                              1200 State Fair Boulevard
                                              P.O. Box 4737
                                              Syracuse, NY  13221


                                         With copies to:

                                              Paul, Weiss, Rifkind, Wharton &
                                                Garrison LLP
                                              1285 Avenue of the Americas
                                              New York, NY  10019
                                              Attn:  Douglas A. Cifu, Esq.



               [Signature Page to Securities Purchase Agreement]

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Securities Purchase Agreement on the date first written above.

                                    KING STREET CAPITAL, L.P.


                                    By:  King Street Capital Management, L.L.C.
                                         Its Investment Manager


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    Address for notices:

                                         King Street Capital, L.P.
                                         King Street Capital, LTD.
                                         65 East 55th Street, 30th Floor
                                         New York, NY 10022
                                         Tel: 212-812-3117
                                         Fax: 212-812-3118


                                    With copies of all correspondence and
                                       delivery of certificates to:

                                         King Street Capital Management, L.L.C.
                                         65 East 55th Street, 30th Floor
                                         New York, NY 10022
                                         Fax: 212-812-3118
                                         Attention: General Counsel


                                    With copies of all correspondence
                                      (which shall not constitute notice):

                                         Fried, Frank, Harris, Shriver &
                                           Jacobson LLP
                                         One New York Plaza
                                         New York, New York 10004
                                         Fax:  (212) 859-4000
                                         Attention:  Philip Richter, Esq.



               [Signature Page to Securities Purchase Agreement]

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Securities Purchase Agreement on the date first written above.

                                      KING STREET CAPITAL, LTD.


                                      By: King Street Capital Management, L.L.C.
                                           Its Investment Manager


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:


                                      Address for notices:

                                         King Street Capital, L.P.
                                         King Street Capital, LTD.
                                         65 East 55th Street, 30th Floor
                                         New York, NY 10022
                                         Tel: 212-812-3117
                                         Fax: 212-812-3118


                                      With copies of all correspondence and
                                         delivery of certificates to:

                                         King Street Capital Management, L.L.C.
                                         65 East 55th Street, 30th Floor
                                         New York, NY 10022
                                         Fax: 212-812-3118
                                         Attention: General Counsel


                                      With copies of all correspondence
                                         (which shall not constitute notice):

                                         Fried, Frank, Harris, Shriver &
                                           Jacobson LLP
                                         One New York Plaza
                                         New York, New York 10004
                                         Fax:  (212) 859-4000
                                         Attention:  Philip Richter, Esq.



               [Signature Page to Securities Purchase Agreement]

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Securities Purchase Agreement on the date first written above.

                                    CR INTRINSIC INVESTMENTS, LLC


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    Address for notices:

                                       CR Intrinsic Investments, LLC
                                       PO Box 174, Mitchell House
                                       The Valley, Anguilla, British West Indies


                                    With copies of all correspondence and
                                       delivery of certificates to:

                                       CR Intrinsic Investments, LLC
                                       c/o CR Intrinsic Investors, LLC
                                       72 Cummings Point Road
                                       Stamford, CT 06902
                                       Attention: General Counsel


                                    With copies of all correspondence
                                       (which shall not constitute notice):

                                       Willkie Farr & Gallagher LLP
                                       787 Seventh Avenue
                                       New York, New York 10019
                                       Attention:  Adam M. Turteltaub



               [Signature Page to Securities Purchase Agreement]

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Securities Purchase Agreement on the date first written above.

                                       TROPHY HUNTER INVESTMENTS LTD.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Address for notices:

                                          Trophy Hunter Investments Ltd.
                                          885 Third Avenue, 34th Floor
                                          New York, NY  10022


                                       With copies of all correspondence
                                          (which shall not constitute notice):

                                          Akin Gump Strauss Hauer & Feld LLP
                                          590 Madison Avenue
                                          New York, NY 10022
                                          Attention:  Ira Dizengoff


                                       BAY HARBOUR MASTER FUND LTD.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Address for notices:

                                          Bay Harbour Master Fund Ltd.
                                          885 Third Avenue, 34th Floor
                                          New York, NY  10022


                                       With copies of all correspondence
                                          (which shall not constitute notice):

                                          Akin Gump Strauss Hauer & Feld LLP
                                          590 Madison Avenue
                                          New York, NY 10022
                                          Attention:  Ira Dizengoff



               [Signature Page to Securities Purchase Agreement]

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Securities Purchase Agreement on the date first written above.

                                         INSTITUTIONAL BENCHMARKS SERIES
`                                        (MASTER FEEDER) LIMITED


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         Address for notices:

                                            Institutional Benchmarks Series
                                            (Master Feeder) Limited
                                            885 Third Avenue, 34th Floor
                                            New York, NY  10022


                                         With copies of all correspondence
                                            (which shall not constitute notice):

                                            Akin Gump Strauss Hauer & Feld LLP
                                            590 Madison Avenue
                                            New York, NY 10022
                                            Attention:  Ira Dizengoff


                                         MSS DISTRESSED & OPPORTUNITY 2


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         Address for notices:

                                            MSS Distressed & Opportunity 2
                                            885 Third Avenue, 34th Floor
                                            New York, NY  10022


                                         With copies of all correspondence
                                            (which shall not constitute notice):

                                            Akin Gump Strauss Hauer & Feld LLP
                                            590 Madison Avenue
                                            New York, NY 10022
                                            Attention:  Ira Dizengoff



               [Signature Page to Securities Purchase Agreement]

                                                                     SCHEDULE 1

                                   PURCHASERS

King Street Capital, L.P.

King Street Capital, LTD.

CR Intrinsic Investments, LLC

Trophy Hunter Investments LTD.

Bay Harbour Master Fund LTD.

Institutional Benchmarks Series (Master Feeder) Limited

MSS Distressed & Opportunity 2

                                                                   SCHEDULE 2.1



                       PURCHASED SHARES AND PURCHASE PRICE


================================================================================
         PURCHASER                  PURCHASED SHARES    AGGREGATE PURCHASE PRICE
--------------------------------------------------------------------------------
King Street Capital, L.P.                     955.50                 $955,500.00
--------------------------------------------------------------------------------
King Street Capital, Ltd.                   2,044.50               $2,044,500.00
--------------------------------------------------------------------------------
CR Intrinsic Investments, LLC               2,000.00               $2,000,000.00
--------------------------------------------------------------------------------
Trophy Hunter Investments Ltd.              1,169.26               $1,169,258.27
--------------------------------------------------------------------------------
Bay Harbour Master Fund Ltd.                3,506.55               $3,506,548.68
--------------------------------------------------------------------------------
Institutional Benchmarks Series
(Master Feeder) Limited                       283.84                 $283,843.01
--------------------------------------------------------------------------------
MSS Distressed & Opportunity 2                 40.35                  $40,350.04
--------------------------------------------------------------------------------
                              Total:       10,000.00              $10,000,000.00
================================================================================